Wells Fargo Presentation December 2013

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, the impact of hurricanes and other natural disasters on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward- looking statements. 2

3 Company Representatives Mark Fischer Chief Executive Officer & President Joe Evans Chief Financial Officer & Executive Vice President Melinda Merideth Corporate Finance Manager Earl Reynolds Chief Operating Officer & Executive Vice President

Chaparral: Overview 4

Chaparral Overview  Core Operating Area — Mid-Continent  Key Focus Areas – NOMP, Marmaton and EOR  Stable IP base with large upside – 727 MMBoe, R/P – 16 years  Oil focused:  (71% oil; 29% gas) – 2012 SEC Reserves  (65% oil; 35% gas) – 2013 Production Estimate  Key Growth Drivers  Near Term – Drilling Repeatable Resource Plays (~ 320,000 net acres; 3,450 unrisked gross locations)  Long Term – CO2 Enhanced Oil Recovery (70 fields) Company Statistics 2011 2012 3Q 2013 YTD Average Production (Boe/d) ~23,700 ~24,910 ~26,400 SEC Proved Reserves (MMBoe) 156.3 146.1 NA SEC Proved Reserves PV-10 ($ in mm) $2,309 $2,069 NA TTM EBITDA ($ mm) $313 $337 $379 5

Operating Areas As of December 31, 2012 (SEC) Core Area Growth Area Non-Core Acreage Field Offices Headquarters North Texas Reserves: 3.8 MMBoe, 3% of total Production: 0.4 Mboe/d, 2% of total Permian Basin Reserves: 17.1 MMBoe, 12% of total Production: 3.2 MBoe/d, 13% of total Company Total December 2012 proved reserves – 146.1 MMBoe 2012 average daily production – 24.9 MBoe/d Acreage (gross / net): 1,238,747 / 628,564 Val Verde Basin Sabine Uplift Midland Basin Delaware Basin Ouachita Uplift Arkoma Basin Fort Worth Basin Anadarko Woodford Basin OKC Gulf Coast Reserves: 2.0 MMBoe, 1% of total Production: 0.8 MBoe/d, 3% of total Mid-Continent Reserves: 117.8 MMBoe, 81% of total Production: 19.3 MBoe/d, 78% of total Ark-La-Tex Reserves: 5.4 MMBoe, 4% of total Production: 1.2 MBoe/d, 5% of total 6

7 Strong Record of Reserve and Production Growth Year-End SEC Reserves (MMBoe) (1) 2003 – 2012 CAGR = 12% Annual Production (MMBoe) 2003 – 2013F CAGR = 14% Chaparral’s reserve replacement ratio averaged 383% per year since 2003 Year Oil Gas 2007 $96.01 $6.80 2008 $44.60 $5.62 2009 $61.18 $3.87 2010 $79.43 $4.38 2011 $96.19 $4.11 2012 $94.71 $2.76 1) Reserves as of December 31 for each year calculated using flat SEC pricing per the following: 0 20 40 60 80 100 120 140 160 180 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 51 73 103 151 164 113 142 149 156 146 0 1 2 3 4 5 6 7 8 9 10 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013* 2.6 3.2 4.2 5.4 6.8 7.1 7.6 8.1 8.7 9.1 9.7 *2013 is at the midpoint of guidance

8  Near-Term  3,002 Unrisked Gross Undrilled Wells  146 MMBoe Proved Reserves Plus 581 MMBoe Unproved Resource Potential  Unconventional Resource Play Drilling (ROR 25% - 75%)  Northern Oklahoma Mississippi Play (NOMP) ~ 133,000 acres  Panhandle Marmaton ~ 60,000 acres  Woodford Shale  Cana ~ 18,511 acres  Scoop ~ 3,831 acres  Central ~ 41,308 acres  Total ~ 63,650 acres  Long-Term  CO2 EOR – 70 fields, 200+ MMBO (ROR 25% - 40%) Substantial Resource Potential for Both Near-Term and Long-Term Growth (Before Cabot Acquisition) Note: Excludes Cabot Acquisition

9 Capital Budget ($mm) Component 2010 2011 2012 2013 Expanded Budget 2013B Allocation % Drilling $196 $172 $239 $264 52% EOR 36 86 187 $130 26% Enhancements 39 32 20 $17 3% Acquisitions 41 17 48 $50(1) 10% Other (P&E, Capitalized G&A, etc) 32 28 37 $47 9% Total $344 $336 $531 $508 100% Key Drilling Areas Capital Wells Northern OK Mississippi Horizontal $117 40 Marmaton 59 15 Anadarko Cleveland Sand 20 7 Anadarko Granite Wash 12 3 Other 56 * Total $264 59 EOR Field Capital N. Burbank $84 Panhandle Area 42 Other 4 Total $130 99% of 2013 Capital Program is Oil Focused *Includes both Operated and Non-Operated Wells (1) Excludes Cabot Acquisition

Potential in Excess of 727 MMBoe 10  Near-term + Long-term strategy yields significant value increase  ~ 70% Oil  Near-term focus on NOMP and Marmaton  De-risk play, unlock value  Production growth  Long-term focus on EOR  Low-risk production upside  Long-life, stable production (1) Before Cabot Acquisition (2) Woodford, Bone Spring, Avalon, Cleveland Sand, and Granite Wash (1) 727 136 200 138 107 146 0 100 200 300 400 500 600 700 800 2012 Proved Reserves +NOMP and Marmaton Drilling Potential (1) +EOR Potential + Developing Emerging Plays (2) +Other Drilling =Total Potential

11 Drilling Resource Potential

Inventory of High-Economic Drilling Locations 12 0% 10% 20% 30% 40% 50% 60% 70% 80% Basin IRRs (1) Chaparral has a comparably- sized inventory of drilling locations that will provide certainty around the Company’s production growth rate.  Type curve well economics compare favorably to other high- profile shale plays and provide downside protection in a distressed commodity price environment  Over 3,450 unrisked gross drilling locations  1,300 NOMP  971 Marmaton (includes Cabot)  1,180 Woodford, Fox Deese, etc. 12,269 6,000 5,981 4,576 3,450 2,435 1,933 1,600 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 CXO LPI ATHL AR CHAPAR JONE ROSE MPO Gross Unrisked Drilling Locations (1) Obtained from Credit Suisse Research and Analytics using futures strip as of 6/17/2013 (2) Management Type Curve

13 NOMP Resource Potential

Northern Oklahoma Mississippi Play  The Northern Oklahoma Mississippi Play (“NOMP”) is a key near–term focus area for Chaparral  Chaparral acreage of ~133,000 net acres in the NOMP  Over 107 MMBoe of potential  1,300 un-risked gross (834 net) drilling well inventory 14 Overview NOMP Asset Map NOMP Well Economics IP Rates: 300 – 600 Boe/d EUR: 300 – 400 MBoe D&C Cost: $3.5 – $3.7 million % Oil 40% – 50% IRR: 25% – 60% O K L A H O M A WOODWARD WOODS PAYNE PAWNEE OKLAHOMA NOBLE MAJOR LOGAN LINCOLN KINGFISHER KAY GRANT GARFIELD DEWEY CUSTER CANADIAN BLAINE ALFALFA Copyright:© 2013 Esri (1) (1) Management Type Curve

NOMP Play Map – Not a Statistical Play 15

NOMP – Recent Operated Well Results

Well Name	Production Start Date	NRI %	Gross 1st 10 Day Avg. IP (BOEPD)
GLADYS #3H-25	08/11/2013	79.98	1,296
MURROW # 3H-4	09/11/2013	73.08	1,237
GLADYS #2H-25	04/08/2013	74.32	1000
PHILLIPS #2H-9	08/18/2013	61.15	925
DIETERICH #2MH-10	10/28/2013	85.74	896
CENTIPEDE #1H-15	04/09/2013	81.00	887
RUBY #2H-36	01/27/2013	40.68	783
DAVISON #2H-2	05/05/2013	71.58	636
MCALPIN #2H-34	03/31/2013	61.32	580
PHILLIPS #2H-10	04/27/2013	46.43	537
DIETERICH #1MH-10	06/03/2013	85.74	507
OOID #1OH-24	08/20/2013	59.37	500
RHODES #2H-33	05/21/2013	76.50	481
MORLAND #2H-10	06/14/2013	72.31	452
HEATHER 1H-12	11/12/2013	100.0	440
ENGLE #1H-6	03/29/2013	76.00	406
DEAN #3H-7	07/27/2013	72.15	402
H.E.L.C. #1H-16	08/15/2013	63.42	349
HAWK #1H-12	05/03/2013	81.02	342
SNODDY #1H-21	10/09/2013	75.00	256
PHILLIPS #2H-16	03/25/2013	50.67	231
DAVISON #2H-11	07/04/2013	63.25	223
OWL #1MH-1	10/01/2013	75.66	123
DOVER CARDINAL 1MH-27	08/13/2013	57.88	82
SHIRE #2H-8	03/06/2013	60.44	77
WESSEL #1H-1	02/10/2013	60.45	67
MARKES #1MH-4	10/02/3013	67.35	63

Chaparral Energy
16

17 NOMP CORE

NOMP Economics • EUR : 352 Mboe • Oil and NGL %: 40-50% • D&C cost: $3.5 - $3.7 million Oil • EUR: 154 MBbl • IP (30 Day) 155 BOPD • Initial Decline: 73% • b Factor: 1.5 Gas • EUR: 1,190 MMCF • IP (30 Day) 1,044 MCFD • Initial Decline: 73% • b Factor: 1.5 NGLs(a) • EUR: 67 MBBL • IP (30 Day) 59 BOPD • NGL Yield: 56.3 BBLS/MMCF • Gas Shrink Factor: 72% Type Curve Parameters (a) After processing shrink 16% 21% 29% 38% 47% 58% 0% 10% 20% 30% 40% 50% 60% 70% $60/ $3 $70/ $3.5 $80/ $4 $90/ $4.5 $100/ $5 $110/ $5.5 R O R % Rate of Return versus Wellhead Pricing 18 0 200 400 600 800 1000 1200 1400 0 50 100 150 200 250 0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 B O P D PRODUCTION MONTHS NOMP TYPE CURVES(1) EUR = 352 MBOE OIL BOPD GAS MCFD 6% 4% M C FD 18% 9% 5% % EUR per Year (1) Management Estimate

19 NOMP – Production Growth

20 NOMP Stacked Pay Zones

21 Marmaton Resource Potential

Marmaton Shelf Play

Overview

- ~ 125,000 Net Acres (Legacy ~60k – Cabot Acq ~65k)
- 523 Unrisked Gross Locations

Marmaton Well Economics(1)

IP Rates:	150 – 600 Boe/d
EUR:	150 – 200 Mboe
D&C Cost:	$3.4 – $3.9 million
% Oil	90%
IRR:	25% – 70%

(1) Management Type Curve Estimate



LAMASTER 2H-23
Peak Daily Rate: 618 BOPD
Cum: 53,729 BO + 30,143 MCF since May 11th
BOWLES 1HX-16
Peak Daily Rate: 555 BOPD
Cum: 36,739 BO + 15,405 MCF since June 8th
FLOWERS 1H-8
Recovering Load
OZELL 1H-31
Peak Daily Rate: 242 BOPD
Cum: 9,890 BO + 1,922 MCF since July 1st
Marmaton Reef Bank Facies
LAMASTER 1H-23
Peak Rate: 728 BOPD
Cum: 51,375 BO + 33,601 MCF
JOHNSTON 1H-24
Peak Daily Rate: 530 BOPD
Cum: 41,671 BO + 22,481 MCF
BAGGETT 1H-22
Peak Daily Rate: 383 BOPD
Cum: 21,416 BO + 8,386 MCF since June 13th
THOMAS 1HX-35
Peak Daily Rate: 1,312 BOPD
Cum: 58,494 BO + 23,597 MCF in 2.3 Months
NORA 1H-49
Peak Daily Rate: 743 BOPD
Cum 49,869 BO + 17,779 MCF since June 30th
ANDERSON 1HX-34
Completed 8-22-2013
Evaluating
ANDERSON 2H-34
Completing
Marmaton Shale and Clastic Facies
SIMS 1H-36
Daily Peak Rate: 466 BOPD
Cum: 17,493 BO + 8,489 MCF since Sep 14th
JAY 1H-1098
Peak Daily Rate: 295 BOPD
Cum: 46,256 BO + 102,151 MCF
HOOVER 1H-1105
Peak Daily Rate: 299 BOPD
Cum: 18,199 BO + 10,472 MCF since Aug 9th

PRIORITIZED AREAS OF INTEREST

- HIGH
- MEDIUM
- LOW

- Chaparral Acreage
- Marmaton Vertical Wells
- Marmaton Horizontal Wells

Chaparral ENERGY

22

23 Marmaton – Recent Operated Well Results Note: - Recently completed Anderson #1HX well yet to produce any hydrocarbons and is producing water beyond original load. Investigation underway to evaluate potential source of water intrusion and isolate. Well Name Production  Start Date NRI Gross Peak Rate    BOPD THOMAS 1HX‐26‐35 13‐Sep 39.10% 1312 NORA #1H‐49 13‐Jun 80.00% 743 LAMASTER 1H‐23 13‐Oct 57.30% 728 LAMASTER 2H‐23 13‐May 64.00% 618 BOWLES #1HX 21‐16 13‐Jun 81.50% 555 JOHNSTON #1H‐24 13‐Apr 41.90% 530 SIMS 1H‐36 13‐Sep 57.80% 466 BAGGETT 1H‐22 13‐Jun 83.50% 383 HOOVER #1H‐1105 13‐Aug 80.00% 299 JAY 1098 #1H 13‐Oct 80.00% 295 OZELL #1H‐31 13‐Jul 76.60% 242

Marmaton Shelf Results 24

Marmaton Shelf Economics Type Curve Parameters • EUR : 168 Mboe • Oil and NGL %: 90% • D&C cost: $3.4 - $3.6 million Oil • EUR: 157 MBbl • IP (30 Day) 285 BOPD • Initial Decline: 99.7% • b Factor: 1.18 Gas • EUR: 65 MMCF • IP (30 Day) 124 MCFD • Initial Decline: 99.7% • b Factor: 1.18 NGLs(a) • EUR: 13 MBBL • IP (30 Day) 29 BOPD • NGL Yield: 195 BBLS/MMCF • Gas Shrink Factor: 60% (a) After processing shrink 14% 29% 45% 69% 93% 138% 0% 20% 40% 60% 80% 100% 120% 140% 160% $60 /$2.5 $70 / $3 $80 / $3.5 $90 /$ 4 $100 / $4.5 $110 / $5 R O R % Rate of Return versus Wellhead Pricing 25 0 20 40 60 80 100 120 140 0 50 100 150 200 250 300 350 400 0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 B O P D PRODUCTION MONTHS MARMATON TYPE CURVES(1) EUR = 168 MBOE OIL BOPD GAS MCFD M C FD 7% 4%29% 11% 5% % EUR per Year (1) Management Estimate

26 Marmaton – Production Growth

27 Marmaton Horizontal Stacked Pay Zones

28 CO2 EOR Is A Major Part of Chaparral’s Long-Term Growth Story

29 Chaparral is a Leader in the CO2-EOR Industry Chaparral is the third most active CO2-EOR producer in the U.S.

CO2 EOR Focused Areas 30  CO2 Project Inventory  70 units with 1P, 2P & 3P EOR reserves  9 units with proved reserves  10 units with CO2 injection  CO2 Infrastructure – 473 Miles  386 miles of active line  87 miles of inactive line  CO2 Supply  45 MMscf/D of existing CO2 supply  45 MMscf/D new CO2 supply CO2 Tertiary Recovery Projects Panhandle Area Permian Basin Central Oklahoma Area Burbank Area

Coffeyville Fertilizer Plant Koch Fertilizer Plant Arkalon Ethanol Plant Agrium Fertilizer Plant 31 Current CO2 Infrastructure/Future EOR Potential Total OOIP 3,735 MMBo Primary Production 628 MMBo Secondary Recovery 597 MMBo Tertiary Potential 410 MMBo Net Tertiary Potential 197 MMBo Active CO2 fields CO2 fields in 5 year plan Chaparral Owned Potential CO2 fields CO2 Source Locations Chaparral CO2 Pipelines Third Party CO2 Pipelines

32 EOR 2013 Capital Budget(1) Budget by Category ($mm) 2012 2013B Infrastructure / Pipelines 105 62 Drilling 20 16 Enhancements / CO2 Purchases 62 52 Total $187 $130  Burbank Area  North Burbank Unit $84  Panhandle Area  Farnsworth Unit $21  Booker Area 9  Camrick Area 9  NE Hardesty (Non-op) 3 $42  Central Oklahoma  NW Velma Hoxbar $4  Permian  No planned expenditures - $130 2013 Field Projects ($mm) Panhandle Area Permian Basin Central Oklahoma Area Burbank Area (1)Does not include Capitalized G&A

“Enhanced Oil Recovery” – Active Projects* 33 Initial NBU Added

Chaparral – Potential EOR Production Growth 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2010 2015 2020 2025 2030 2035 2040 Net Oil Production 34 Additional production from non Business Plan projects meeting corporate economic hurdles Additional CO2 Plan w/ +100 mmcfpd in 2015 at Burbank(1) Business Plan w/ 90 mmcfpd in 2015 Business Plan Add C02 Others (1) Additional CO2 not currently in business plan

35 CO2 Resource Upside Potential Existing Chaparral CO2 PL Planned Chaparral PL Possible Chaparral CO2 PL Third Party Pipelines Cum. Recovered 1-3 MMBbls Cum. Recovered 3-5 MMBbls Cum. Recovered 5-10 MMBbls Cum. Recovered 10-50 MMBbls Cum. Recovered 50-100 MMBbls Cum. Recovered 100+ MMBbls

U.S. Department of Energy – Office of Fossil Energy – Office of Oil and Natural Gas CO2 – EOR Technically Recoverable Resource Potential Basin / Area No. Large Reservoirs Assessed All Reservoirs (All Basins / Areas Assessed) OOIP (Billion Barrels) ROIP (Billion Barrels) Technically Recoverable (Billion Barrels) Alaska 42 67.3 45.0 12.4 California 187 83.3 57.3 6.3 Gulf Coast 298 44.4 27.5 7.0 Mid-Continent 246 89.6 65.6 10.6 Illinois & Michigan 172 17.8 11.5 1.2 Permian 228 95.4 61.7 15.9 Rocky Mountains 187 33.6 22.6 3.9 Texas: East & Central 213 109.0 73.6 17.6 Williston 95 13.2 9.5 2.5 Louisiana Offshore 156 28.1 15.7 5.8 Appalachia 188 14.0 10.1 1.6 Total 2,012 595.7 400.0 84.8  CO2 - EOR is the fastest growing form of Enhanced Oil Recovery in the US  272,109 Bopd in 2010, mostly in Permian Basin and New Mexico  5% of US crude oil production Source: Advanced Resources International, January 2009 Notes: (1)Original oil in place, in all reservoirs in basins / areas (2)Remaining oil in place, in all reservoirs in basins / areas (1) (2) EOR Resource Upside Potential 36

37 North Burbank CO2 Development

North Burbank Unit – Overview  Chaparral’s North Burbank Unit is its largest EOR field and CO2 injection into the North Burbank Unit started in June 2013  Chaparral anticipates that it will spend $1.4 billion associated with this EOR project throughout the life of the field 38 Total OOIP 1,163 MMBbls Primary Production 239 MMBbls Secondary Recovery 211 MMBbls Tertiary Potential 119 MMBbls Net Tertiary Potential 100 MMBbls

Burbank in Perspective 39 Secondary Development Primary Development N e t B O P D Tertiary Development “Waterflood” +12000 BOPD “CO2 EOR” 110 Years

40 May 2012 Average pressure 1405 psia Ph-I Vicinity North Burbank Unit – Achieved Miscibility Pressure in Phase 1 June 2012 38 l 61 August 2012 92 September 012 553 October 2012 61 Nov r 2 2 psia De 0 F br ary 2013 7 4 March 2013 6 April 2013 4

Coffeyville CO2 System 41  The Coffeyville CO2 System  $110 million of total capital expenditures  23,500 HP compression facility  68.3-mile 8-inch pipeline with potential capacity of approximately 60 MMcf/d.  CO2 is sourced from the CVR Partners fertilizer plant in Coffeyville, KS.  Commenced CO2 injection in June 2013 at a rate of 27 MMcf/d.  Increased CO2 injection rate at the end of October to 45 MMcf/d. Oklahoma Kansas Coffeyville CO2 System Asset Map Panhandle CO2 System Coffeyville CO2 System

COFFEYVILLE CO2 PLANT – PHASE 1 COMPLETE 42

COFFEYVILLE CO2 PLANT 43

44 Other CO2 Injection Projects

G r o s s B o e / d G r o s s C O 2 P u r c h a s e s , M c f / dSecondary Development Primary Development Tertiary Development Camrick CO2–EOR Flood 45 +1500 BOPD

46 North Perryton CO2–EOR Flood G r o s s B o e / d G r o s s C O 2 P u r c h a s e s , M c f / d Secondary Development Primary Development Tertiary Development +600 BOPD

47 Primary Development Secondary Development Tertiary Development Booker Area CO2–EOR Flood G r o s s B o e / d G r o s s C O 2 P u r c h a s e s , M c f / d +1100 BOPD

48 Primary Development Tertiary Development Secondary Development Farnsworth Area CO2–EOR Flood (West Side Only) G r o s s B o e / d G r o s s C O 2 P u r c h a s e s , M c f / d +2900 BOPD

Financial Overview 49

50 Financial Summary 2010 2011 2012 3Q 2013 YTD Price Oil – Wellhead ($/Bbl) $76.45 $92.36 $90.87 $95.32 Gas – Wellhead ($/Mcf) $4.36 $4.08 $2.64 $3.51 NGL – Wellhead ($/Bbl) $55.66 $60.84 $34.04 $32.15 Production (MMBoe) 8.1 8.7 9.1 7.2 Oil (MMBbls) 3.7 4.3 4.6 3.6 Gas (Bcf) 23.7 21.6 19.8 15.2 NGL (MMBbls) .4 .8 1.2 1.0 Financial Data ($millions) Operating Expenses: Lease Operating Expenses $106.1 $121.4 $131.1 $104.2 Production and Ad Valorem Taxes 26.5 34.3 32.0 25.3 General and Administrative Expenses (excludes noncash deferred comp) 27.3 38.3 46.7 36.1 Interest Expense $83.6 $96.7 $98.4 $72.6 EBITDA $288 $313 $337 $281 Total Capital Expenditures $344 $336 $531 $389

Net Debt / EBITDA Liquidity ($mm) Financial Position to Execute Strategy $325 $300 $400 $147 $300 $400 $550 2012 2016 2017 2018 2019 2020 2021 2022 Current Maturity Profile ($mm) 5.6x 4.4x 4.9x 3.2x 3.3x 3.9x 3.7x 2.3x 2.0x 2.0x 0.0x 0.0x 0.1x 0.1x 2007 2008 2009 2010 2011 2012 Q3 2013 Total net debt to EBITDA Net secured debt to EBITDA 51 $88 $55 $77 $429 $407 $504 $340* 2007 2008 2009 2010 2011 2012 Q3 2013  Strong Financial Position  No senior note maturities before 2020  Hedge positions in place to secure cash flow in near term *Subject to 4.5x Debt / EBITDA covenant. Maximum availability at 9/30/13 was $303mm.

Financial Metrics per Boe Production (Boe) / Day LOE / Boe EBITDA / BoeG&A / Boe 52 10,613 11,214 13,831 15,881 17,086 10,313 10,841 9,882 9,033 9,286 0 10,000 20,000 30,000 2009 2010 2011 2012 2013 3Q YTD Oil Production (Boe) / Day Gas Production (Boe) / Day 23,71322,055 24,914 26,372 $12.32 $13.18 $14.03 $14.37 $14.48 $0 $5 $10 $15 $20 2009 2010 2011 2012 2013 3Q YTD $3.11 $3.72 $4.86 $5.46 $5.37 $0 $2 $4 $6 $8 2009 2010 2011 2012 2013 3Q YTD $29.47 $35.56 $35.98 $37.03 $39.04 $0 $10 $20 $30 $40 $50 2009 2010 2011 2012 2013 3Q YTD 20,916

Operating Statistics 2012 Results 2013 Guidance Capital Expenditures $531 million $505 - $515 million Production 9.1 MMBoe 9.6- 9.8 MMBoe General and Administrative $5.46/Boe $5.25 - $5.75/Boe Lease Operating Expense $14.38/Boe $13.75 - $14.25/Boe 2012 Results and 2013 Guidance 53

54 % of Total Proved Reserves Hedged (as of December 5, 2013) Hedge Portfolio Note: Dollars represent average strike price of hedges (includes all derivative instruments) Gas Basis Hedges YR Price % TP 2013 $ .20 97% 2014 $ .23 103%

Recent Developments 55

56 Recent Developments  Acquisition of Cabot Panhandle Marmaton Properties  Expansion of Marmaton key focus area  Purchase price $160.1 MM expected closing date of Mid December (12/18/2013)

Marmaton Activity LAMASTER 2H-23 Peak Daily Rate: 618 BOPD Cum: 48,542 BO + 27,300 MCF since May 11th BAGGETT 1H-22 Peak Daily Rate: 383 BOPD Cum: 18,057 BO + 5,763 MCF since June 13th BOWLES 1HX-16 Peak Daily Rate: 555 BOPD Cum: 31,854 BO + 13,246 MCF since June 8th LAMASTER 1H-23 Peak Rate: 728 BOPD Cum: 50,028 BO + 32,188 MCF JOHNSTON 1H-24 Peak Daily Rate: 530 BOPD Cum: 40,714 BO + 22,376 MCF JAY 1H-1098 Peak Daily Rate: 295 BOPD Cum: 42,010 BO + 86,072 MCF SIMS 1H-36 Daily Peak Rate: 466 BOPD Cum: 5,701 BO + 2,451 MCF since Sep 14th HOOVER 1H-1105 Peak Daily Rate: 299 BOPD Cum: 9,911 BO + 5,284 MCF since Aug 9th OZELL 1H-31 Peak Daily Rate: 242 BOPD Cum: 8,228 BO + 987 MCF since July 1st NORA 1H-49 Peak Daily Rate: 743 BOPD Cum 41,650 BO + 13,193 MCF since June 30th ANDERSON 1HX-34 Completed 8-22-2013 Recovering Load THOMAS 1HX-35 Peak Daily Rate: 603 BOPD Cum: 4,676 BO since Sep 22nd With Chaparral and Cabot Leaseholds Chaparral Acreage Cabot Acreage Marmaton Vertical Wells Marmaton Horizontal Wells EUR Bubble PRIORITIZED AREAS OF INTEREST HIGH MEDIUM LOW 57

Cabot Marmaton Value Creation 58  Value Creation  Doubles footprint to 126,000 acres in high value and high return core area  Increases acreage in high quality 90%+ oil resource play  Chaparral becomes the dominant player in Panhandle Marmaton play  Affords economies of scale that translate to legacy acreage position  Ultimately funded by divesting of low return non-core assets Chaparral / Cabot Marmaton Asset Locator Map Chaparral & Cabot Pro-Forma Marmaton Combination TX OK Pro-Forma Combination Current Net Production (Mboed) 1,200 1,750 2,950 Net Acreage 60,000 66,000 126,000 3P Reserves (MMBoe) 36 33 69 Number of Unrisked Gross Drilling Locations 523 448 971 Drillable Inventory (years) 5 Rigs 8 Rigs 7 4 6 4 13 8

59 Ark-La-Tex Divestiture  Board approval obtained for divestiture of Ark-La-Tex and Permian Assets  Continuing to gain focus for efficiencies and public valuation  Current Production: ~ 4,700 BOEPD  TTM EBITDA: $38 MM  Expecting to sell in 2Q 2014  Provides funding for Cabot acquisition and increased drilling program  Makes Chaparral a pure Mid-Continent player

Question & Answer 60